FIRST AMENDMENT TO
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         THIS FIRST AMENDMENT TO SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN (the "Amendment"), is made and entered into as of September 26, 1996.

                                 R E C I T A L S
                                 - - - - - - - -

         WHEREAS, MicroAge, Inc. (the "Company") has previously adopted the Supplemental Executive Retirement Plan of MicroAge, Inc., dated October 1, 1992 (the "SERP"); and

         WHEREAS, pursuant to Section 8.01 of the SERP the Compensation Committee of the Company's Board of Directors may amend the SERP;
and

         WHEREAS, pursuant to action taken by the Compensation Committee on September 26, the SERP was amended as follows:

                                A M E N D M E N T
                                - - - - - - - - -

         1. Section 2.02 of the SERP is hereby amended to read in its entirety as follows:

                  2.02 "Average Compensation" means the average of a Participant's Compensation for the highest five calendar years out of the last fifteen calendar years ending with the calendar year in which occurs his or her Normal Retirement Date or earlier termination of his or her employment with the Company.

         2. Section 2.08 of the SERP is hereby amended to read in its entirety as follows:

                  2.08 "Compensation" means the amount paid to the Participant which is, or in the absence of any salary or bonus deferral under any deferred compensation plan of the Company and any contributions by the Participant to the MicroAge, Inc. Retirement Savings and Employee Stock Ownership Plan would be, considered "wages" under Section 3401(a) of the Code. Notwithstanding the foregoing, the term "Compensation" shall not include the Warrant Restitution and Founder's Bonus paid to Jeffrey
         D. McKeever and Alan P. Hald pursuant to action taken by the Company's Compensation Committee on February 22, 1995.

         3. The first sentence of Section 2.14 of the SERP is hereby amended to read in its entirety as follows:

                  2.14 "Other  Benefits" means the sum of: (i) the annual amount the Participant would receive as a primary benefit under the Social Security Act as in effect on the
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         date of calculation if he continued to work until his Normal Retirement
         Date with wages for purposes of that Act equal to his most recent rate of Compensation; and (ii) the Actuarial Equivalent of the amount which would be payable to the Participant in the form of a life annuity payable monthly commencing on the Participant's Normal Retirement Date utilizing the sum of the amounts, if any, in (a) the Participant's "Employer Contribution Account" in The MicroAge, Inc. Retirement
         Savings  and  Employee  Stock   Ownership  Plan  on  the  date  of  his
         termination  of   employment;   and  (b)  the   Participant's   Company
         contribution account in the MicroAge, Inc. Executive Supplemental Savings Plan on the date of his termination of employment; provided,
         however,  that  if  any  amount  was  previously   distributed  to  the
         Participant from the Participant's Company account or the Company contribution account, proper adjustment shall be made to the annuity amount to reflect the amount of such distribution.

         IN WITNESS WHEREOF, the Company has adopted this First Amendment to Supplemental Executive Retirement Plan as of the day and year first above written.

                                                     MICROAGE, INC.
                                                     a Delaware corporation

                                                     By:  /s/Jeffrey D. McKeever
                                                          ----------------------

                                                     Name:   Jeffrey D. McKeever
                                                             -------------------

                                                     Title:  Chairman and CEO
                                                             -------------------
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